UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          December 13, 2005
                                                         -------------------

                          CADENCE RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

            UTAH                        0-25170                87-0306609
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI            49684
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:            (231) 941-0073
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On August 12, 2004, Aurora Antrim North, L.L.C. ("AAN"), a wholly owned borrowing subsidiary of Cadence Resources Corporation ("Cadence" or "the Company"), closed on a five-year revolving credit facility (the "Credit Facility") with its mezzanine lender, Trust Company of the West Energy, et al. ("TCW"), with a maximum credit availability of $30 million. As of September 30, 2005, the Credit Facility had a total principal balance outstanding of $30 million. The terms of the Credit Facility are described more fully in the Form SB-2 that was filed by Cadence on November 15, 2005 (the "SB-2 Registration Statement") and is incorporated herein by reference.

On December 8, 2005, (the "Amended Agreement Date"), the Company, via AAN, entered into a First Amended and Restated Note Purchase Agreement (the "Amended Agreement") with TCW to amend the terms of the Credit Facility. Under the Amended Agreement, the Company's borrowing base under the Credit Facility with TCW was increased from $30 million to $50 million.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Creation of a Direct Financial Obligation. On August 12, 2004, AAN closed on the Credit Facility with TCW with a maximum credit availability of $30 million. As of September 30, 2005, the Credit Facility had a total principal balance outstanding of the entire $30 million. The terms of the Credit Facility are described more fully in the SB-2 Registration Statement which is incorporated herein by reference.


On the Amended Agreement Date, the Company, via AAN, entered into the Amended Agreement with TCW to amend the terms of the Credit Facility. Under the Amended Agreement, the Company's borrowing base under the Credit Facility was increased from $30 million to $50 million. Funding of $10 million of this increased amount occurred on December 13, 2005.


Item 8.01         Other Events.

On the December 13, 2005, Cadence issued a press release announcing the $20 million expansion of its credit facility with TCW. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press Release dated December 13, 2005


                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 13, 2005.

                                           CADENCE RESOURCES CORPORATION


Date: December 13, 2005                     /s/ William W. Deneau
                                            -----------------------------------
                                            By:  William W. Deneau
                                            Its: President